Components of net periodic postretirement benefit cost (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Pension and Other Postretirement Benefits Disclosure [Line Items]
Amortization of prior service credit	$ 0	$ (200)	$ (961)
Other Postretirement Benefit Plans Defined Benefit [Member]
Pension and Other Postretirement Benefits Disclosure [Line Items]
Defined Benefit Plan Service Cost	2,257	2,190	2,016
Defined Benefit Plan Interest Cost	6,848	7,801	8,543
Amortization of prior service credit	0	(200)	(961)
Recognized Net Actuarial Loss	1,892	2,162	1,068
Defined Benefit Plan Amortization Of Net Gains Losses	10,997	11,953	10,666
Temporary Deviation Loss	0	0	437
Termination benefit cost	0	0	0
Total net periodic pension cost	$ 10,997	$ 11,953	$ 11,103